                                EXPLANATORY NOTE

     Raytel Medical Corporation hereby amends this Schedule 14A to correct an error in the form of proxy card. The error occurred only in the form that was filed via EDGAR on April 17, 2001 and did not effect the actual proxy card that was mailed to the stockholders.
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                                   DETACH HERE

                                      PROXY

                           RAYTEL MEDICAL CORPORATION

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

                       SOLICITED BY THE BOARD OF DIRECTORS

     The  undersigned, revoking all prior proxies, hereby appoints Richard F.
Bader and John F. Lawler, Jr., or either of them, with full power of substitution, as proxies to represent and vote as designated in the proxy any and all of the shares of stock of Raytel Medical Corporation, held or owned by or standing in the name of the undersigned on the Company's books on April 9, 2001 at the Annual Meeting of Stockholders of the Company to be held at the Doubletree Hotel at Bradley International Airport, 16 Ella Grasso Turnpike, in
Windsor Locks, Connecticut at 10:00 a.m. local time, on May 9, 2001, and any continuation or adjournment thereof, with all powers the undersigned would possess if personally present at the meeting.

     THE  UNDERSIGNED HEREBY DIRECTS AND AUTHORIZES SAID PROXIES, AND EACH OF
THEM, OR THEIR SUBSTITUTE OR SUBSTITUTES, TO VOTE AS SPECIFIED BELOW WITH
RESPECT TO THE PROPOSALS LISTED IN PARAGRAPHS 1, 2 AND 3 ON THE REVERSE SIDE, OR
IF NO SPECIFICATION IS MADE, TO VOTE IN FAVOR THEREOF.

     The undersigned hereby further confers upon said proxies, and each of them, or their substitute or substitutes, discretionary authority to vote with respect to all other matters, which may properly come before the meeting or any continuation or adjournment thereof.

     The  undersigned hereby acknowledges receipt of: (a) Notice of Annual
Meeting of Stockholders of the Company, (b) accompanying Proxy Statement, and
(c) Annual Report to Stockholders for the fiscal year ended September 30, 2000.

                                                                     SEE REVERSE
CONTINUED AND TO BE SIGNED ON REVERSE SIDE                              SIDE


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    Please make
[X] votes as in
    this example


THE UNDERSIGNED HEREBY VOTES ALL THE SHARES OF THE STOCK OF RAYTEL MEDICAL
CORPORATION WHICH THE UNDERSIGNED IS ENTITLED TO VOTE AS HEREINAFTER SPECIFIED
UPON THE PROPOSALS LISTED BELOW:

1. Election of two (2) directors to Class III of the Board of Directors.

   NOMINEES:(01) Richard F. Bader and (02) Allan Zinberg
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
          FOR                                   WITHHELD
          ALL         [ ]                       FROM ALL      [ ]
        NOMINEES                                NOMINEES

[ ]   ______________________________________
      For all nominees except as noted above
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
                                                                       FOR      AGAINST     ABSTAIN


2. To approve an amendment to the Certificate of Incorporation to      [ ]        [ ]         [ ]
   effect a reverse split of outstanding Common Stock by a ratio between 1-for-2 and 1-for-4

3. To approve the appointment of Arthur Andersen LLP as                [ ]        [ ]         [ ]
   independent auditors of the Company for the fiscal year ending
   September 30, 2001
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MARK HERE FOR ADDRESS CHANGE NOTE AT LEFT [ ]

Sign exactly as your name(s) appear(s) on your stock certificate. If shares of stock stand of record in the names of two or more persons or in the name of husband and wife, whether as joint tenants or otherwise, both or all of such persons should sign this ballot. If shares of stock are held of record by a corporation, this ballot should be executed by the President or Vice President and the Secretary or Assistant Secretary, and the corporate seal should be affixed hereto. Executors or administrators or other fiduciaries who execute this ballot for a deceased stockholder should give their full title.
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
Signature:_________________  Date:__________   Signature:________________  Date: __________